SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material Pursuant to §240.14a-12

MarketWise, Inc.
(Name of Registrant as Specified In Its Charter)

Frank Porter Stansberry
(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT
TO § 240.13d-1(a) AND AMENDMENTS THERETO FILED
PURSUANT TO § 240.13d-2(a)
Under the Securities Exchange Act of 1934
(Amendment No. 2)*

MarketWise, Inc.
(Name of Issuer)

Class A Common Stock
(Title of Class of Securities)
57064P107
(CUSIP Number)

Frank Porter Stansberry
1001 Cathedral Street, Fourth Floor
Baltimore, MD 21201
(888) 610-8895

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

March 3, 2023
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box.  ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See §240.13d-7 for other parties to whom copies are to be sent.

*
The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 57064P107

1	NAME OF REPORTING PERSON Frank Porter Stansberry
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (SEE INSTRUCTIONS) (a) ☐ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS (SEE INSTRUCTIONS) PF
5	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) ☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 67,665,228 [See Item 5]
	8	SHARED VOTING POWER NONE
	9	SOLE DISPOSITIVE POWER 67,665,228 [See Item 5]
	10	SHARED DISPOSITIVE POWER NONE
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 67,665,228
12	CHECK IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES (SEE INSTRUCTIONS) ☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 69% [See Item 5]
14	TYPE OF REPORTING PERSON (SEE INSTRUCTIONS) IN

Explanatory Note

The following constitutes Amendment No. 2 to the Schedule 13D filed by the Reporting Person. This Amendment No. 2 amends Item 4 as set forth below.  All other items reported in Amendment No. 1 filed on January 20, 2023 remain unchanged.

Item 4.	Purpose of Transaction

Item 4 is hereby amended and supplemented by the addition of the following:

On March 3, 2023, the Reporting Person submitted to the Issuer his notice of intent to nominate Matthew Smith, Glenn Tongue, and Charles N. Curlett, Jr. for election to the Board of Directors at the 2023 Annual Meeting of Stockholders.

The Reporting Person, in an open letter to shareholders filed as Exhibit 99.3 to this Schedule 13D, highlights concerns with the Issuer’s and Board’s performance since becoming a public company.

Additional Information:

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION.  SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Participant Information

The following persons may be deemed to be participants: F. Porter Stansberry, Matthew Smith, Glenn Tongue, and Charles N. Curlett, Jr.  Certain of these persons hold direct or indirect interests as follows:  Mr. Stansberry is the beneficial owner of 67,665,228 shares of Class A Common Stock of MarketWise, as described in Item 5 of the Schedule 13D filed by Mr. Stansberry on January 20, 2023; Mr. Smith is the beneficial owner of 24,031 Class A Common Stock of MarketWise; and Mr. Tongue owns 5,991 Class A Common Stock of MarketWise.

Item 7.	Material to be Filed as Exhibits.

Exhibit
No.	Description of Document

99.1
Amended and Restated Registration Rights Agreement dated July 21, 2021, by and among MarketWise, Inc., Ascendant Sponsor LP, and certain members of Ascendant Sponsor LP and of MarketWise, LLC (incorporated herein by reference to Exhibit 10.1 in MarketWise, Inc.’s Form 8-K filed with the SEC on July 28, 2021.  (previously filed)

99.2	Letter, dated January 20, 2023, from Frank Porter Stansberry to the Board of Directors of Marketwise, Inc. (previously filed)

99.3	Letter, dated March 13, 2023, from Frank Porter Stansberry to MarketWise Shareholders

Signature

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: March 13, 2023	/s/ Frank Porter Stansberry
Frank Porter Stansberry

Exhibit 99.3
F. Porter Stansberry
1001 Cathedral Street, Fourth Floor
Baltimore, Maryland 21201

March 13, 2023

To MarketWise Shareholders:

I’m sure there is a company whose performance has been more disappointing than ours, but not many.

Since January 20th I have been asking the entire board of directors (except Van Simmons) to resign. I thought it wise and beneficial for all shareholders to return the stewardship of the company to its shareholders through a special shareholders meeting where we could have an open discussion about how to fix what is awful.

My reasons for seeking to put a new board in place are simple: the company’s results have been horrific. None of the outside directors has any experience, of any kind, with a company in this industry. To boot, the two employee directors have never run a business, not even one of ours. They are all completely incompetent.

Have they cut overhead to match the much lower revenue run rate? No. Did they get to work re-signing our most critical employees to ensure there wasn’t a “rats leaving the ship” moment? No. Did they address in a meaningful way any of the leadership challenges we face, like replacing the General Counsel or the CFO? No. Their complete inaction over the past 90 days leaves the company in a very bad position. By not replacing the CFO in a timely fashion, it is likely impossible for the company to file its 10K on time or even to report earnings for last year’s 4th quarter.

How about the products at Stansberry Research that have been built under their watch? Well, there’s 10x Investor. But 10x what? Maybe 10x negative 12.2%? That’s its average negative annual return on this Report Card. Those results, along with its horrific 30% win rate translate into a disaster for our customers.

Matt McCall’s MegaTrend Investor has a win rate of 5% — that is, 95% of the time investors taking his advice lost money. His annualized return was just shy of negative 60%. Virtually every investment he recommended lost almost all of the investors’ money. Did any of you see his flying car promo? McCall thought that flying cars were such a good idea for investors that he led a promotion with the idea. What happens when you lose money for your readers 70% of the time? They cancel and they never buy from you again.

Here’s what our company used to be and can be again if we get back to business. We still have Venture Technology led by the single greatest technology analyst in the United States, David Lashmet. Lashmet was the very first employee I hired at the company. Half of his recommendations over the last five years show a profit, for a combined (winners & losers) annualized gain of over 20%. That is an unworldly accomplishment given the challenging market over the last 18 months. (If only I could have owned Dave’s Venture portfolio instead of our company’s stock since this team has been running things.)

We still have Extreme Value with Dan Ferris. I brought in Dan in 2002 — over 20 years ago. It has an incredible track record of helping investors make safe returns in deep value stocks. Over the last five years, most of its recommendations made money and his average annual return (8.4%) is respectable given the conservative approach it employs.

And my personal pride and joy — Stansberry’s Credit Opportunities. I was the first financial newsletter publisher to launch a high-quality distressed credit research product. The last five years were a terrible period in the bond market (rates soared last year, sending bond prices tumbling), but its closed positions show an 82% win rate and annualized return of 12.4%, which beats the stock market for the period. Making more money in bonds than you can make in stocks is quite an accomplishment.

And our flagship product? My old newsletter Stansberry’s Investment Advisory? Fortunately, it is still in the capable hands of Alan Gula and Bryan Beach, two brilliant analysts I personally recruited to take over the letter when I retired. Most of its recommendations made money over the past 5 years and the combined results show an annualized return of 16.7%, nearly double the benchmark’s return.

In fact, you’ll notice something interesting about the programs I built here. They all provide tremendous value for the subscribers. They do what they promise to do. Customers know my name — our brand — and they rely on it. Our Total Portfolio product, for example, which builds out an entire portfolio of stocks (usually 20-25 names) and draws from all of our publications, shows a total return of 57.7% over the last five years, compared to 45.8% for the S&P 500. That’s world class investing.

For shareholders who would like to see the company serve its owners, I’ve put forward a slate of three terrific new directors.

Matt Smith is the former CEO of the company (2012-2015). I recruited Matt because of his experience in online businesses and his knowledge of the newsletter industry. He was the executive most responsible for the build-out of our best-in-class technology stack. He also built our accounting department — and back then our accountants actually did their work on time and didn’t quit after taking millions in unearned compensation. He’s a thorough executive and knows our business inside and out, including virtually all of the senior staff. He’ll actually do the kind of oversight this board can’t be bothered with.

Glenn Tongue is a financial expert and has been an asset manager for decades. He’s familiar with our products and knows what investors want and need from our company. He’s also a former partner and a close friend to one of our most important writers, which will give the board a lot more insight into what our company’s key assets need from management.

And finally, Chad Curlett. He’s a successful attorney – I know because he represents me in many matters. He’s followed all of this board’s shenanigans for the last year and has a working knowledge of the company’s challenges and he will do his best to make sure that we stop making dumb strategic decisions.

I look forward to communicating with my fellow shareholders in the coming weeks concerning these three highly qualified nominees.

Sincerely,

Porter Stansberry
Founder, MarketWise Inc.

Additional Information:

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION.  SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

Participant Information

The following persons may be deemed to be participants: F. Porter Stansberry, Matthew Smith, Glenn Tongue, and Charles N. Curlett, Jr.  Certain of these persons hold direct or indirect interests as follows:  Mr. Stansberry is the beneficial owner of 67,665,228 shares of Class A Common Stock of MarketWise, as described in Item 5 of the Schedule 13D filed by Mr. Stansberry on January 20, 2023; Mr. Smith is the beneficial owner of 24,031 Class A Common Stock of MarketWise; and Mr. Tongue owns 5,991 Class A Common Stock of MarketWise.